UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-7994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	November 30, 2009

ITEM 1.                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET

GLOBAL PARTNERS INCOME FUND INC.

FORM N-Q

NOVEMBER 30, 2009

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited)	November 30, 2009

Face Amount†	Security	Value
CORPORATE BONDS & NOTES — 73.1%
CONSUMER DISCRETIONARY — 12.1%
Auto Components — 0.5%
110,000	Affinia Group Inc., Senior Secured Notes, 10.750% due 8/15/16 (a)	$119,900
	Allison Transmission Inc., Senior Notes:
105,000	11.000% due 11/1/15 (a)	109,200
434,100	11.250% due 11/1/15 (a)(b)	447,123
245,000	TRW Automotive Inc., Senior Notes, 8.875% due 12/1/17 (a)	245,612
	Visteon Corp., Senior Notes:
159,000	8.250% due 8/1/10 (c)	51,675
297,000	12.250% due 12/31/16 (a)(c)	176,715
	Total Auto Components	1,150,225
Automobiles — 0.3%
	Motors Liquidation Co.:
1,645,000	Senior Debentures, 8.375% due 7/15/33 (c)	370,125
930,000	Senior Notes, 7.200% due 1/15/11 (c)	202,275
	Total Automobiles	572,400
Diversified Consumer Services — 0.2%
130,000	Service Corp. International, Senior Notes, 7.500% due 4/1/27	115,050
415,000	Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes, 10.250% due 12/1/17 (a)	415,000
	Total Diversified Consumer Services	530,050
Hotels, Restaurants & Leisure — 4.3%
355,000	Ameristar Casinos Inc., Senior Notes, 9.250% due 6/1/14 (a)	363,875
	Boyd Gaming Corp., Senior Subordinated Notes:
90,000	6.750% due 4/15/14	79,200
100,000	7.125% due 2/1/16	82,000
605,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	620,125
480,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15 (a)	388,800
	El Pollo Loco Inc.:
835,000	Senior Notes, 11.750% due 11/15/13	755,675
185,000	Senior Secured Notes, 11.750% due 12/1/12 (a)	191,938
	Harrah’s Operating Co. Inc.:
930,000	Senior Notes, 10.750% due 2/1/16	720,750
	Senior Secured Notes:
195,000	10.000% due 12/15/15 (a)	155,025
420,000	11.250% due 6/1/17 (a)	431,550
660,000	Harrah’s Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17 (a)	676,500
440,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12 (a)	270,050
1,110,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10 (c)(d)	449,550
270,000	Landry’s Restaurants Inc., Senior Secured Notes, 11.625% due 12/1/15 (a)	275,400
	MGM MIRAGE Inc.:
	Senior Notes:
20,000	8.500% due 9/15/10	19,950
595,000	11.375% due 3/1/18 (a)	516,162
	Senior Secured Notes:
40,000	10.375% due 5/15/14 (a)	42,900
95,000	11.125% due 11/15/17 (a)	104,500
840,000	Senior Subordinated Notes, 8.375% due 2/1/11	800,100
	Mohegan Tribal Gaming Authority:
380,000	Senior Secured Notes, 11.500% due 11/1/17 (a)	374,300

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	November 30, 2009

Face Amount†	Security	Value
Hotels, Restaurants & Leisure — 4.3% (continued)
55,000	Senior Subordinated Notes, 6.875% due 2/15/15	$33,825
410,000	NCL Corp. Ltd., Senior Secured Notes, 11.750% due 11/15/16 (a)	406,412
120,000	Penn National Gaming Inc., Senior Subordinated Notes, 8.750% due 8/15/19 (a)	120,000
440,000	Pinnacle Entertainment Inc., Senior Notes, 8.625% due 8/1/17 (a)	440,000
695,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	552,525
	Snoqualmie Entertainment Authority, Senior Secured Notes:
290,000	4.680% due 2/1/14 (a)(e)	149,350
10,000	9.125% due 2/1/15 (a)	5,250
	Station Casinos Inc.:
	Senior Notes:
735,000	6.000% due 4/1/12 (c)(d)	158,025
185,000	7.750% due 8/15/16 (c)(d)	39,775
	Senior Subordinated Notes:
475,000	6.500% due 2/1/14 (c)(d)	7,125
50,000	6.625% due 3/15/18 (c)(d)	750
115,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Secured Notes, 7.875% due 11/1/17 (a)	115,000
	Total Hotels, Restaurants & Leisure	9,346,387
Household Durables — 0.5%
	American Greetings Corp., Senior Notes:
140,000	7.375% due 6/1/16	135,800
15,000	7.375% due 6/1/16	13,800
375,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11 (d)	376,875
695,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12 (d)	663,725
	Total Household Durables	1,190,200
Leisure Equipment & Products — 0.1%
85,000	Easton-Bell Sports Inc., Senior Secured Notes, 9.750% due 12/1/16 (a)	87,019
85,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16 (a)	91,800
	Total Leisure Equipment & Products	178,819
Media — 4.6%
	Affinion Group Inc.:
370,000	Senior Notes, 10.125% due 10/15/13	379,250
	Senior Subordinated Notes:
370,000	10.125% due 10/15/13	379,250
935,000	11.500% due 10/15/15	977,075
	CCH I LLC/CCH I Capital Corp.:
270,000	Senior Notes, 11.000% due 10/1/15 (c)(d)	55,688
1,989,000	Senior Secured Notes, 11.000% due 10/1/15 (c)(d)	420,176
27,381	CCH II LLC/CCH II Capital Corp., Senior Notes, 13.500% due 11/30/16	32,036
	Cengage Learning Acquisitions Inc.:
70,000	Senior Notes, 10.500% due 1/15/15 (a)	65,275
450,000	Senior Subordinated Notes, 13.250% due 7/15/15 (a)	430,313
130,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12 (c)(d)(f)	325
160,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11 (c)(d)	1,600
1,010,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14 (a)	1,129,937
	CSC Holdings Inc., Senior Notes:
345,000	6.750% due 4/15/12	357,938
560,000	8.500% due 6/15/15 (a)	591,500
	DISH DBS Corp., Senior Notes:

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	November 30, 2009

Face Amount†	Security	Value
Media — 4.6% (continued)
280,000	6.625% due 10/1/14	$275,100
825,000	7.875% due 9/1/19	835,312
520,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22 (a)	542,100
	Grupo Televisa SA:
950,000	Senior Bonds, 6.625% due 1/15/40 (a)	936,937
440,000	Senior Notes, 6.625% due 3/18/25	444,034
1,145,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (c)	74,425
400,000	NET Servicos de Comunicacao SA, Bonds, 7.500% due 1/27/20 (a)	402,500
150,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 1/15/16 (c)	14,250
400,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	385,500
320,000	Sun Media Corp., Senior Notes, 7.625% due 2/15/13	288,000
540,000	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14 (a)	589,950
180,000	UPC Holding BV, Senior Notes, 9.875% due 4/15/18 (a)	188,100
	Virgin Media Finance PLC:
140,000	Senior Bonds, 9.500% due 8/15/16	147,700
150,000	Senior Notes, 9.125% due 8/15/16	154,875
	Total Media	10,099,146
Multiline Retail — 0.6%
42,000	Dollar General Corp., Senior Notes, 10.625% due 7/15/15	45,990
	Neiman Marcus Group Inc.:
1,058,307	Senior Notes, 9.750% due 10/15/15 (b)	960,414
290,000	Senior Secured Notes, 7.125% due 6/1/28	247,950
	Total Multiline Retail	1,254,354
Specialty Retail — 0.7%
425,000	Blockbuster Inc., Senior Secured Notes, 11.750% due 10/1/14 (a)	399,500
120,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	123,900
40,000	Limited Brands Inc., Senior Notes, 8.500% due 6/15/19 (a)	42,400
865,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	886,625
	Total Specialty Retail	1,452,425
Textiles, Apparel & Luxury Goods — 0.3%
695,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	761,025
	TOTAL CONSUMER DISCRETIONARY	26,535,031
CONSUMER STAPLES — 0.9%
Food Products — 0.3%
280,000	Del Monte Corp., Senior Subordinated Notes, 7.500% due 10/15/19 (a)	284,200
200,000	Dole Food Co. Inc., Senior Secured Notes, 8.000% due 10/1/16 (a)	203,000
290,000	Smithfield Foods Inc., Senior Secured Notes, 10.000% due 7/15/14 (a)	305,225
	Total Food Products	792,425
Household Products — 0.3%
300,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12 (a)	299,250
345,000	Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes, 7.750% due 10/15/16 (a)	350,175
	Total Household Products	649,425
Personal Products — 0.1%
220,000	Revlon Consumer Products Corp., Senior Secured Notes, 9.750% due 11/15/15 (a)	223,575

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	November 30, 2009

Face Amount†	Security	Value
Tobacco — 0.2%
	Alliance One International Inc., Senior Notes:
220,000	10.000% due 7/15/16 (a)	$232,100
180,000	10.000% due 7/15/16 (a)	189,900
	Total Tobacco	422,000
	TOTAL CONSUMER STAPLES	2,087,425
ENERGY — 14.3%
Energy Equipment & Services — 0.8%
380,000	Basic Energy Services Inc., Senior Secured Notes, 11.625% due 8/1/14	404,700
355,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	349,675
260,000	Hercules Offshore LLC, Senior Secured Notes, 10.500% due 10/15/17 (a)	263,900
425,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	417,031
160,000	North American Energy Alliance LLC/North American Energy Alliance Finance Corp., Senior Secured Notes, 10.875% due 6/1/16 (a)	167,600
70,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	82,140
	Total Energy Equipment & Services	1,685,046
Oil, Gas & Consumable Fuels — 13.5%
110,000	Adaro Indonesia PT, Notes, 7.625% due 10/22/19 (a)	108,075
340,000	Arch Coal Inc., Senior Notes, 8.750% due 8/1/16 (a)	351,900
490,000	Atlas Pipeline Partners LP, Senior Notes, 8.750% due 6/15/18	399,350
1,675,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,570,312
320,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	344,000
	Chesapeake Energy Corp., Senior Notes:
60,000	6.375% due 6/15/15	56,100
990,000	6.625% due 1/15/16	935,550
250,000	6.875% due 1/15/16	241,250
45,000	7.250% due 12/15/18	43,538
500,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.750% due 5/15/17	496,875
985,816	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 1.784% due 4/15/10 (a)(b)(e)	813,299
1,000,000	Ecopetrol SA, Senior Notes, 7.625% due 7/23/19	1,133,800
	El Paso Corp.:
860,000	Medium-Term Notes, 7.800% due 8/1/31	804,994
635,000	Notes, 7.875% due 6/15/12	654,050
90,000	Encore Acquisition Co., Senior Subordinated Notes, 9.500% due 5/1/16	95,400
	Enterprise Products Operating LLP:
350,000	Junior Subordinated Notes, 8.375% due 8/1/66 (e)	341,238
260,000	Subordinated Notes, 7.034% due 1/15/68 (e)	239,233
340,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	340,000
400,000	Forest Oil Corp., Senior Notes, 8.500% due 2/15/14 (a)	411,000
795,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	775,125
1,530,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13 (a)	1,617,975
	Mariner Energy Inc., Senior Notes:
260,000	7.500% due 4/15/13	256,100
120,000	8.000% due 5/15/17	114,000
330,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	334,125
490,000	Murray Energy Corp., Senior Secured Notes, 10.250% due 10/15/15 (a)	482,650
	OPTI Canada Inc., Senior Secured Notes:
280,000	9.000% due 12/15/12 (a)	280,700
155,000	7.875% due 12/15/14	124,000
205,000	8.250% due 12/15/14	165,025
300,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	307,500
870,000	Petrobras International Finance Co., Senior Notes, 6.875% due 1/20/40	900,167

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	November 30, 2009

Face Amount†	Security	Value
Oil, Gas & Consumable Fuels — 13.5% (continued)
470,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	$489,975
4,280,000	Petroleos Mexicanos, Notes, 8.000% due 5/3/19	5,050,400
390,000	Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes, 9.750% due 8/14/19 (a)	441,675
	Petronas Capital Ltd.:
2,470,000	5.250% due 8/12/19 (a)	2,554,963
879,000	5.250% due 8/12/19 (a)	902,686
470,000	Petroplus Finance Ltd., Senior Notes, 6.750% due 5/1/14 (a)	444,150
	Plains Exploration & Production Co., Senior Notes:
325,000	10.000% due 3/1/16	350,187
330,000	8.625% due 10/15/19	332,475
	Quicksilver Resources Inc., Senior Notes:
200,000	8.250% due 8/1/15	200,000
240,000	11.750% due 1/1/16	267,900
	Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds:
600,000	5.500% due 9/30/14 (a)	633,074
570,000	6.750% due 9/30/19 (a)	630,046
	SandRidge Energy Inc., Senior Notes:
360,000	8.625% due 4/1/15 (b)	346,950
445,000	8.000% due 6/1/18 (a)	421,637
1,090,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(c)(d)	81,750
445,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	460,575
95,000	Tennessee Gas Pipeline Co., Senior Notes, 8.000% due 2/1/16	108,775
380,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17 (c)	57,000
330,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (a)	313,500
725,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	728,625
	Total Oil, Gas & Consumable Fuels	29,553,674
	TOTAL ENERGY	31,238,720
FINANCIALS — 10.2%
Capital Markets — 0.0%
385,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes, 5.250% due 2/6/12 (c)	77,000
Commercial Banks — 4.0%
300,000	BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes, 5.625% due 3/8/35	212,804
550,000	Credit Agricole SA, Subordinated Notes, 8.375% due 10/13/19 (a)(e)(g)	579,314
	ICICI Bank Ltd., Subordinated Bonds:
186,000	6.375% due 4/30/22 (a)(e)	164,197
130,000	6.375% due 4/30/22 (a)(e)	114,598
390,000	Rabobank Nederland NV, Junior Subordinated Notes, 11.000% due 6/30/19 (a)(e)(g)	483,557
	Royal Bank of Scotland Group PLC, Subordinated Notes:
205,000	5.000% due 11/12/13	183,772
90,000	5.050% due 1/8/15	80,861
	RSHB Capital, Loan Participation Notes:
1,920,000	Notes, 9.000% due 6/11/14 (a)	2,159,232
	Secured Notes:
731,000	7.175% due 5/16/13 (a)	773,471
810,000	7.125% due 1/14/14 (a)	857,466
530,000	7.125% due 1/14/14 (a)	552,843
100,000	Senior Notes, 6.299% due 5/15/17 (a)	99,125
	Senior Secured Notes:
120,000	7.175% due 5/16/13 (a)	126,000
1,686,000	6.299% due 5/15/17 (a)	1,686,843

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	November 30, 2009

Face Amount†	Security	Value
Commercial Banks — 4.0% (continued)
600,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13 (e)(g)	$549,000
170,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13 (e)(g)	181,050
	Total Commercial Banks	8,804,133
Consumer Finance — 2.8%
770,000	FMG Finance Pty Ltd., Senior Secured Notes, 10.625% due 9/1/16 (a)	843,150
	Ford Motor Credit Co.:
295,000	Notes, 7.000% due 10/1/13	288,219
240,000	Senior Notes, 9.875% due 8/10/11	249,169
	Ford Motor Credit Co., LLC, Senior Notes:
325,000	7.500% due 8/1/12	322,266
2,680,000	12.000% due 5/15/15	3,091,852
	GMAC LLC:
1,409,000	Senior Notes, 8.000% due 11/1/31 (a)	1,222,308
43,000	Subordinated Notes, 8.000% due 12/31/18 (a)	36,120
	Total Consumer Finance	6,053,084
Diversified Financial Services — 2.3%
310,000	Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities, 10.250% due 8/15/39	341,850
630,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	513,450
	CIT Group Inc., Senior Notes:
140,000	4.125% due 11/3/09 (c)	100,100
480,000	0.420% due 3/12/10 (c)(e)	339,000
130,000	Countrywide Capital III, Junior Subordinated Notes, 8.050% due 6/15/27	121,498
260,000	Galaxy Entertainment Finance Co., Ltd., Senior Notes, 6.218% due 12/15/10 (a)(e)	258,700
55,000	International Lease Finance Corp., Medium-Term Notes, Senior Notes, 5.750% due 6/15/11	51,129
50,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18 (e)(g)	49,048
	Leucadia National Corp., Senior Notes:
380,000	8.125% due 9/15/15	386,650
140,000	7.125% due 3/15/17	132,125
	TNK-BP Finance SA, Senior Notes:
560,000	7.500% due 7/18/16 (a)	562,800
100,000	7.500% due 7/18/16 (a)	101,500
1,160,000	7.875% due 3/13/18 (a)	1,165,800
300,000	UPC Germany GmbH, Senior Secured Bonds, 8.125% due 12/1/17 (a)	301,500
610,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, 11.250% due 10/1/15	643,550
	Total Diversified Financial Services	5,068,700
Insurance — 0.7%
	American International Group Inc.:
255,000	Junior Subordinated Notes, 8.175% due 5/15/58 (e)	147,263
	Medium-Term Notes, Senior Notes:
630,000	5.450% due 5/18/17	479,988
170,000	5.850% due 1/16/18	129,257
	Senior Notes:
100,000	5.600% due 10/18/16	77,011
450,000	8.250% due 8/15/18	389,290
250,000	MetLife Capital Trust IV, Junior Subordinated Notes, 7.875% due 12/15/37(a)	240,000
	Total Insurance	1,462,809

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	November 30, 2009

Face Amount†	Security	Value
Real Estate Investment Trusts (REITs) — 0.1%
120,000	Host Hotels & Resorts, LP, Senior Notes, 6.375% due 3/15/15	$113,700
120,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	114,000
	Total Real Estate Investment Trusts (REITs)	227,700
Real Estate Management & Development — 0.3%
174,200	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.715% due 6/30/15 (a)(d)(f)	65,325
20,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	17,100
	Realogy Corp.:
690,000	Senior Notes, 10.500% due 4/15/14	558,900
58,632	Senior Toggle Notes, 11.750% due 4/15/14 (b)	44,854
	Total Real Estate Management & Development	686,179
	TOTAL FINANCIALS	22,379,605
HEALTH CARE — 3.8%
Biotechnology — 0.1%
230,000	Talecris Biotherapeutics Holdings Corp., Senior Notes, 7.750% due 11/15/16 (a)	232,300
Health Care Equipment & Supplies — 0.3%
	Biomet Inc.:
190,000	Senior Notes, 10.000% due 10/15/17	201,875
415,000	Senior Toggle Notes, 10.375% due 10/15/17 (b)	447,163
	Total Health Care Equipment & Supplies	649,038
Health Care Providers & Services — 3.4%
980,000	CRC Health Corp., Senior Subordinated Notes, 10.750% due 2/1/16	779,100
	HCA Inc.:
400,000	Debentures, 7.500% due 12/15/23	354,000
4,000	Senior Notes, 6.250% due 2/15/13	3,870
	Senior Secured Notes:
230,000	9.250% due 11/15/16	243,800
1,375,000	9.625% due 11/15/16 (b)	1,469,531
975,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	996,938
	Tenet Healthcare Corp.:
	Senior Notes:
432,000	9.000% due 5/1/15 (a)	459,000
981,000	10.000% due 5/1/18 (a)	1,096,267
11,000	Senior Secured Notes, 8.875% due 7/1/19 (a)	11,825
	Universal Hospital Services Inc., Senior Secured Notes:
130,000	4.635% due 6/1/15 (e)	109,850
635,000	8.500% due 6/1/15 (b)	628,650
999,000	US Oncology Holdings Inc., Senior Notes, 7.178% due 3/15/12 (b)(e)	904,095
445,000	US Oncology Inc., Senior Secured Notes, 9.125% due 8/15/17 (a)	466,138
	Total Health Care Providers & Services	7,523,064
Pharmaceuticals — 0.0%
1,515,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (c)(d)	2,045
	TOTAL HEALTH CARE	8,406,447
INDUSTRIALS — 7.4%
Aerospace & Defense — 0.9%
50,000	Freedom Group Inc., Senior Secured Notes, 10.250% due 8/1/15 (a)	53,688
1,714,573	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15 (b)	1,157,337

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	November 30, 2009

Face Amount†	Security	Value
Aerospace & Defense — 0.9% (continued)
215,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	$212,581
480,000	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (a)	489,600
	Total Aerospace & Defense	1,913,206
Airlines — 1.4%
110,000	American Airlines Inc., Senior Secured Notes, 10.500% due 10/15/12 (a)	111,650
	Continental Airlines Inc.:
5,000	9.250% due 5/10/17	5,063
	Pass-Through Certificates:
142,719	8.312% due 4/2/11	132,729
230,000	7.339% due 4/19/14	205,562
1,500,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (a)	1,245,000
	Delta Air Lines Inc.:
	Pass-Through Certificates:
500,000	7.711% due 3/18/13	485,000
294,455	8.954% due 8/10/14 (f)	257,648
180,000	Pass-Through Certificates/Subordinated Notes, 9.750% due 12/17/16	182,250
	Senior Secured Notes:
185,000	9.500% due 9/15/14 (a)	188,700
200,000	12.250% due 3/15/15 (a)	186,000
	Total Airlines	2,999,602
Building Products — 1.2%
	Associated Materials Inc.:
1,350,000	Senior Discount Notes, 11.250% due 3/1/14	1,272,375
170,000	Senior Subordinated Notes, 9.750% due 4/15/12	172,762
375,000	Associated Materials LLC/Associated Materials Finance Inc., Senior Secured Notes, 9.875% due 11/15/16 (a)	393,750
428,000	GTL Trade Finance Inc., Senior Notes, 7.250% due 10/20/17 (a)	442,445
250,000	Nortek Inc., Senior Secured Notes, 10.000% due 12/1/13 (c)(d)	257,500
1,020,000	NTK Holdings Inc., Senior Discount Notes, 10.750% due 3/1/14 (c)(d)	45,900
60,000	USG Corp., Senior Notes, 9.750% due 8/1/14 (a)	63,150
	Total Building Products	2,647,882
Commercial Services & Supplies — 1.2%
330,000	ACCO Brands Corp., Senior Secured Notes, 10.625% due 3/15/15 (a)	357,638
	Altegrity Inc., Senior Subordinated Notes:
60,000	10.500% due 11/1/15 (a)	51,900
750,000	11.750% due 5/1/16 (a)	626,250
304,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	308,560
205,000	Geo Group Inc., Senior Notes, 7.750% due 10/15/17 (a)	209,100
	RSC Equipment Rental Inc.:
780,000	Senior Notes, 9.500% due 12/1/14	767,325
240,000	Senior Secured Notes, 10.000% due 7/15/17 (a)	259,800
	Total Commercial Services & Supplies	2,580,573
Construction & Engineering — 0.3%
	Odebrecht Finance Ltd.:
140,000	7.500% due 10/18/17 (a)	142,450
550,000	Senior Notes, 7.000% due 4/21/20 (a)	537,625
	Total Construction & Engineering	680,075
Machinery — 0.1%
170,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	155,550

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	November 30, 2009

Face Amount†	Security	Value
Marine — 0.2%
490,000	Trico Shipping AS, Senior Secured Notes, 11.875% due 11/1/14 (a)	$499,188
Road & Rail — 1.6%
	Kansas City Southern de Mexico, Senior Notes:
1,095,000	9.375% due 5/1/12	1,125,112
160,000	7.625% due 12/1/13	157,600
25,000	7.375% due 6/1/14	24,125
1,200,000	12.500% due 4/1/16	1,374,000
75,000	Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	86,625
765,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17 (a)	803,250
	Total Road & Rail	3,570,712
Trading Companies & Distributors — 0.5%
175,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	172,375
175,000	Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15 (a)	172,375
345,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	336,375
885,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)(d)	491,175
	Total Trading Companies & Distributors	1,172,300
Transportation Infrastructure — 0.0%
30,000	Swift Transportation Co., Senior Secured Notes, 8.023% due 5/15/15 (a)(e)	21,450
	TOTAL INDUSTRIALS	16,240,538
INFORMATION TECHNOLOGY — 1.4%
Communications Equipment — 0.3%
880,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	682,000
IT Services — 0.8%
473,925	Ceridian Corp., Senior Notes, 12.250% due 11/15/15 (b)	447,859
1,500,000	First Data Corp., 5.625% due 11/1/11	1,241,250
	Total IT Services	1,689,109
Semiconductors & Semiconductor Equipment — 0.3%
100,000	Advanced Micro Devices Inc., Senior Notes, 8.125% due 12/15/17 (a)	94,875
	Freescale Semiconductor Inc.:
	Senior Notes:
320,000	8.875% due 12/15/14	273,600
83,950	9.125% due 12/15/14 (b)	68,419
280,000	Senior Subordinated Notes, 10.125% due 12/15/16	198,100
	Total Semiconductors & Semiconductor Equipment	634,994
	TOTAL INFORMATION TECHNOLOGY	3,006,103
MATERIALS — 9.1%
Chemicals — 0.8%
345,000	Ashland Inc., Senior Notes, 9.125% due 6/1/17 (a)	371,737
750,000	FMC Finance III SA, Senior Notes, 6.875% due 7/15/17	746,250
150,000	Koppers Inc., Senior Notes, 7.875% due 12/1/19 (a)	150,750
275,000	Solutia Inc., Senior Notes, 8.750% due 11/1/17	288,063
215,000	Terra Capital Inc., Senior Notes, 7.750% due 11/1/19 (a)	228,975
	Total Chemicals	1,785,775
Construction Materials — 0.1%
185,000	Headwaters Inc., Senior Secured Notes, 11.375% due 11/1/14 (a)	190,088
Containers & Packaging — 0.5%
225,000	Berry Plastics Escrow LLC/Berry Plastics Escrow Corp., Senior Secured Notes, 8.250% due 11/15/15 (a)	222,187

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	November 30, 2009

Face Amount†	Security	Value
Containers & Packaging — 0.5% (continued)
145,000	BWAY Corp., Senior Subordinated Notes, 10.000% due 4/15/14 (a)	$152,612
15,000	Graham Packaging Co. L.P., Senior Notes, 8.500% due 10/15/12	15,338
325,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10 (c)(d)(f)	0
200,000	Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16	216,000
410,000	Solo Cup Co., Senior Secured Notes, 10.500% due 11/1/13 (a)	433,575
	Total Containers & Packaging	1,039,712
Metals & Mining — 5.0%
	Evraz Group SA, Notes:
650,000	8.875% due 4/24/13 (a)	653,250
220,000	8.875% due 4/24/13 (a)	219,450
270,000	Gerdau Holdings Inc., Senior Notes, 7.000% due 1/20/20 (a)	269,190
990,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	971,437
612,115	Noranda Aluminium Acquisition Corp., Senior Notes, 5.274% due 5/15/15 (b)(e)	446,844
	Novelis Inc., Senior Notes:
745,000	7.250% due 2/15/15	676,088
190,000	11.500% due 2/15/15 (a)	198,550
260,000	Rio Tinto Finance USA Ltd., Senior Notes, 9.000% due 5/1/19	331,970
525,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	536,813
	Teck Resources Ltd., Senior Secured Notes:
180,000	9.750% due 5/15/14	203,175
150,000	10.250% due 5/15/16	170,250
120,000	10.750% due 5/15/19	140,700
4,527,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36 (h)	4,630,700
1,530,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14 (a)	1,541,475
	Total Metals & Mining	10,989,892
Paper & Forest Products — 2.7%
1,190,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11 (a)(c)	1,350,650
1,232,000	Appleton Papers Inc., Senior Secured Notes, 11.250% due 12/15/15 (a)	1,048,740
532,000	Celulosa Arauco y Constitucion SA, Senior Notes, 7.250% due 7/29/19	588,737
590,000	Georgia-Pacific LLC, Senior Notes, 8.250% due 5/1/16 (a)	628,350
660,000	NewPage Corp., Senior Secured Notes, 11.375% due 12/31/14 (a)	653,400
770,493	Newpage Holding Corp., Senior Notes, 7.564% due 11/1/13 (b)(e)	211,885
150,000	PE Paper Escrow GmbH, Senior Secured Notes, 12.000% due 8/1/14 (a)	164,921
600,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	522,750
	Verso Paper Holdings LLC:
290,000	9.125% due 8/1/14	268,250
385,000	Senior Secured Notes, 11.500% due 7/1/14 (a)	421,575
	Total Paper & Forest Products	5,859,258
	TOTAL MATERIALS	19,864,725
TELECOMMUNICATION SERVICES — 8.5%
Diversified Telecommunication Services — 4.5%
	Axtel SAB de CV, Senior Notes:
1,793,000	7.625% due 2/1/17 (a)	1,743,692
100,000	7.625% due 2/1/17 (a)	97,500
250,000	CC Holdings GS V LLC, Senior Secured Notes, 7.750% due 5/1/17 (a)	265,625
110,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	83,875
190,000	Frontier Communications Corp., Senior Notes, 8.125% due 10/1/18	191,425
405,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (c)(d)	41
340,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	364,650
690,000	Intelsat Corp., Senior Notes, 9.250% due 8/15/14	698,625

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	November 30, 2009

Face Amount†	Security	Value
Diversified Telecommunication Services — 4.5% (continued)
685,000	Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 10.415% due 2/1/15	$691,850
730,000	Intelsat Jackson Holdings Ltd., Senior Notes, 11.500% due 6/15/16	775,625
	Level 3 Financing Inc., Senior Notes:
510,000	12.250% due 3/15/13	534,863
705,000	9.250% due 11/1/14	625,687
535,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (a)	564,425
380,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	378,100
480,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (a)	486,000
520,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13 (a)	542,100
248,000	VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes, 8.375% due 4/30/13 (a)	259,200
	Wind Acquisition Finance SA:
455,000	Senior Bonds, 10.750% due 12/1/15 (a)	489,125
360,000	Senior Notes, 11.750% due 7/15/17 (a)	401,400
580,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	587,250
	Total Diversified Telecommunication Services	9,781,058
Wireless Telecommunication Services — 4.0%
420,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17 (a)(b)(d)	516,277
1,170,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17 (h)	1,258,052
1,000,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16 (a)	992,500
190,000	iPCS Inc., Senior Secured Notes, 2.406% due 5/1/13 (e)	168,625
	Sprint Capital Corp., Senior Notes:
590,000	7.625% due 1/30/11	598,850
720,000	8.375% due 3/15/12	739,800
1,525,000	8.750% due 3/15/32	1,313,406
	True Move Co., Ltd.:
950,000	10.375% due 8/1/14 (a)	869,250
2,430,000	Notes, 10.750% due 12/16/13 (a)	2,272,050
	Total Wireless Telecommunication Services	8,728,810
	TOTAL TELECOMMUNICATION SERVICES	18,509,868
UTILITIES — 5.4%
Electric Utilities — 2.5%
	Centrais Eletricas Brasileiras SA, Senior Notes:
450,000	6.875% due 7/30/19 (a)	480,938
400,000	6.875% due 7/30/19 (a)	427,500
560,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14 (a)	614,600
700,000	Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes, 9.681% due 7/2/26	719,250
4,355,000	Texas Competitive Electric Holdings Co. LLC, Senior Notes, 10.250% due 11/1/15	3,113,825
	Total Electric Utilities	5,356,113
Gas Utilities — 0.1%
270,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	267,300
Independent Power Producers & Energy Traders — 2.7%
	AES Corp., Senior Notes:
500,000	9.375% due 9/15/10	516,250
500,000	9.750% due 4/15/16 (a)	541,250
225,000	8.000% due 6/1/20	223,875
	Dynegy Holdings Inc.:

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	November 30, 2009

Face Amount†	Security	Value
Independent Power Producers & Energy Traders — 2.7% (continued)
480,000	Senior Debentures, 7.625% due 10/15/26	$314,400
590,000	Senior Notes, 7.750% due 6/1/19	485,275
280,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	264,600
	Edison Mission Energy, Senior Notes:
610,000	7.750% due 6/15/16	500,200
350,000	7.200% due 5/15/19	255,500
440,000	7.625% due 5/15/27	292,600
	Energy Future Holdings Corp., Senior Notes:
780,000	10.875% due 11/1/17	551,850
21,412	11.250% due 11/1/17 (b)	13,275
237,050	Mirant Mid Atlantic LLC, Pass-Through Certificates, 9.125% due 6/30/17	245,347
565,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	559,350
	NRG Energy Inc., Senior Notes:
875,000	7.250% due 2/1/14	884,844
85,000	7.375% due 1/15/17	84,575
235,000	RRI Energy Inc., Senior Notes, 7.875% due 6/15/17	225,012
	Total Independent Power Producers & Energy Traders	5,958,203
Multi-Utilities — 0.1%
200,000	Empresas Publicas de Medellin ESP, Senior Notes, 7.625% due 7/29/19 (a)	226,000
	TOTAL UTILITIES	11,807,616
	TOTAL CORPORATE BONDS & NOTES (Cost — $161,536,583)	160,076,078
ASSET-BACKED SECURITY — 0.0%
FINANCIAL — 0.0%
Diversified Financial Services — 0.0%
987,700	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19 (c)(d)(f) (Cost - $987,700)	0
COLLATERALIZED SENIOR LOANS — 1.4%
CONSUMER DISCRETIONARY — 0.2%
Auto Components — 0.2%
645,825	Allison Transmission Inc., Term Loan B, 3.059% due 8/7/14 (e)	569,402
ENERGY — 0.3%
Energy Equipment & Services — 0.3%
811,717	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18 (d)(e)	689,960
FINANCIALS — 0.7%
Diversified Financial Services — 0.2%
500,000	CIT Group Inc., Term Loan, 13.000% due 1/18/12 (e)	521,500
Real Estate Management & Development — 0.5%
1,000,000	Realogy Corp., Term Loan, 13.500% due 10/15/17 (e)	1,035,000
	TOTAL FINANCIALS	1,556,500
INDUSTRIALS — 0.2%
Airlines — 0.2%
496,440	United Airlines Inc., Term Loan B, 2.313% due 1/12/14 (e)	386,159
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $3,236,295)	3,202,021
CONVERTIBLE BONDS & NOTES — 0.2%
INDUSTRIALS — 0.2%
Airlines — 0.0%
30,000	AMR Corp., Senior Notes, 6.250% due 10/15/14	26,175

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	November 30, 2009

Face Amount†		Security	Value
Marine — 0.2%
570,000		Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	$453,150
		TOTAL CONVERTIBLE BONDS & NOTES (Cost — $517,553)	479,325
SOVEREIGN BONDS — 24.0%
Argentina — 2.2%
		Republic of Argentina:
4,199,000		Bonds, 7.000% due 9/12/13	3,461,026
1,315,833		Discount Notes, 8.280% due 12/31/33 (h)	911,214
5,670,000		GDP Linked Securities, 1.330% due 12/15/35 (e)	493,290
		Total Argentina	4,865,530
Brazil — 6.1%
7,845,000	BRL	Brazil Nota do Tesouro Nacional, 9.762% due 1/1/12 (e)	4,331,115
		Federative Republic of Brazil:
20,000		7.125% due 1/20/37	23,770
		Collective Action Securities:
685,000		8.750% due 2/4/25	902,487
6,892,555		Notes, 8.000% due 1/15/18 (h)	8,081,521
		Total Brazil	13,338,893
Colombia — 1.3%
		Republic of Colombia:
2,190,000		7.375% due 9/18/37 (h)	2,513,025
255,000		Senior Notes, 7.375% due 3/18/19	298,605
		Total Colombia	2,811,630
Gabon — 0.2%
512,000		Gabonese Republic, 8.200% due 12/12/17 (a)	523,520
Indonesia — 1.4%
		Republic of Indonesia:
7,931,000,000	IDR	10.250% due 7/15/22	826,082
4,954,000,000	IDR	11.000% due 9/15/25	533,395
5,058,000,000	IDR	10.250% due 7/15/27	514,267
5,998,000,000	IDR	Bonds, 9.750% due 5/15/37	576,442
520,000		Senior Bonds, 6.875% due 1/17/18 (a)	555,100
		Total Indonesia	3,005,286
Mexico — 0.1%
160,000		United Mexican States, Medium-Term Notes, 5.625% due 1/15/17	171,680
Panama — 1.5%
		Republic of Panama:
1,807,000		7.250% due 3/15/15	2,076,243
1,039,000		6.700% due 1/26/36 (h)	1,142,900
		Total Panama	3,219,143
Peru — 0.9%
		Republic of Peru:
381,000		Bonds, 6.550% due 3/14/37	410,528
		Global Senior Bonds:
140,000		8.375% due 5/3/16	172,200
1,200,000		7.350% due 7/21/25 (h)	1,425,000
		Total Peru	2,007,728

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	November 30, 2009

Face Amount†	Security	Value
Qatar — 0.1%
250,000	State of Qatar, Senior Notes, 4.000% due 1/20/15 (a)	$251,563
Russia — 2.0%
	Russian Federation:
42,000	12.750% due 6/24/28 (a)	72,874
3,708,300	7.500% due 3/31/30 (a)(h)	4,218,562
	Total Russia	4,291,436
Turkey — 4.7%
	Republic of Turkey:
575,000	11.875% due 1/15/30 (h)	928,625
1,870,000	Collective Action Securities, Notes, 7.375% due 2/5/25	2,089,725
7,026,000	Notes, 6.875% due 3/17/36 (h)	7,184,085
	Total Turkey	10,202,435
United Arab Emirates — 0.1%
320,000	MDC-GMTN B.V., Senior Notes, 5.750% due 5/6/14 (a)	339,949
Venezuela — 3.4%
	Bolivarian Republic of Venezuela:
3,733,000	8.500% due 10/8/14	2,958,402
4,267,000	5.750% due 2/26/16 (a)	2,666,875
233,000	7.650% due 4/21/25	131,063
	Collective Action Securities:
1,982,000	9.375% due 1/13/34	1,352,715
391,000	Notes, 10.750% due 9/19/13	361,675
	Total Venezuela	7,470,730
	TOTAL SOVEREIGN BONDS (Cost — $53,496,108)	52,499,523

Shares
COMMON STOCKS — 0.6%
CONSUMER DISCRETIONARY — 0.4%
Media — 0.4%
50,352	Charter Communications Inc. (f)	944,100
INDUSTRIALS — 0.0%
Machinery — 0.0%
5	Glasstech Inc. (d)(f)*	0
INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
12,166	Axiohm Transaction Solutions Inc. (d)(f)*	0
MATERIALS — 0.2%
Chemicals — 0.2%
21,196	Georgia Gulf Corp. *	309,250
	TOTAL COMMON STOCKS (Cost — $1,712,120)	1,253,350
CONVERTIBLE PREFERRED STOCKS — 0.4%
FINANCIALS — 0.4%
Diversified Financial Services — 0.4%
940	Bank of America Corp. * (Cost - $933,882)	801,350

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	November 30, 2009

Shares	Security	Value
ESCROWED SHARES — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Textiles, Apparel & Luxury Goods — 0.0%
625,000	Pillowtex Corp., 9.000% due 12/15/49 (d)(f)* (Cost - $0)	$0
PREFERRED STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.0%
Media — 0.0%
1	ION Media Networks Inc., Series B, 12.000% (d)(f)*	0
FINANCIALS — 0.2%
Consumer Finance — 0.1%
399	GMAC Inc., 7.000% (a)*	241,433
Diversified Financial Services — 0.1%
6,800	Preferred Plus, Trust, Series FRD-1, 7.400%	117,164
300	Saturns, Series F 2003-5, 8.125%	6,135
	Total Diversified Financial Services	123,299
Thrifts & Mortgage Finance — 0.0%
11,600	Federal National Mortgage Association (FNMA), 8.250% (e)(i)*	8,352
	TOTAL FINANCIALS	373,084
INDUSTRIALS — 0.0%
Machinery — 0.0%
5	Glasstech Inc., 0.000% (d)(f)*	0
	TOTAL PREFERRED STOCKS (Cost — $531,515)	373,084

Warrants
WARRANTS — 0.1%
9,125	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20(e)	241,813
498	Buffets Restaurant Holdings, Expires 4/28/14(d)(f)*	0
1	Turbo Beta Ltd., Expires 11/1/14(d)(f)*	0
	TOTAL WARRANTS (Cost — $0)	241,813
	TOTAL INVESTMENTS — 100.0% (Cost — $222,951,756#)	$218,926,544

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	The coupon payment on these securities is currently in default as of November 30, 2009.
(d)	Illiquid security.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2009.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(i)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	-	Brazilian Real
	GDP	-	Gross Domestic Product
	GMAC	-	General Motors Acceptance Corp.
	IDR	-	Indonesian Rupiah
	OJSC	-	Open Joint Stock Company

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	Quoted Prices	Other Significant Observable Inputs	Significant Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$160,010,753	$65,325	$160,076,078
Asset-backed security	—	—	0	0
Collateralized senior loans	—	3,202,021	—	3,202,021
Convertible bonds & notes	—	479,325	—	479,325
Sovereign bonds	—	52,499,523	—	52,499,523
Common stocks:
Consumer discretionary	—	—	944,100	944,100
Industrials	—	—	0	0
Information technology	—	—	0	0
Materials	$309,250	—	—	309,250
Convertible preferred stocks	801,350	—	—	801,350
Escrowed shares	—	—	0	0
Preferred stocks:
Consumer discretionary	—	—	0	0
Financials	131,651	241,433	—	373,084
Industrials	—	—	0	0
Warrants	—	241,813	0	241,813
Total investments	$1,242,251	$216,674,868	$1,009,425	$218,926,544
Other financial instruments:
Interest rate swaps‡	—	(9,112)	—	(9,112)
Total other financial instruments	—	$(9,112)	—	$(9,112)
Total	$1,242,251	$216,665,756	$1,009,425	$218,917,432

† See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Common Stocks				Preferred Stocks
	Corporate Bonds	Asset-Backed	Consumer		Information	Escrowed	Consumer
INVESTMENTS IN SECURITIES	& Notes	Security	Discretionary	Industrials	Technology	Shares	Discretionary	Industrials	Warrants	Total
Balance as of August 31, 2009	$65,325	$0	$0	$0	$0	$0	$0	$0	$0	$65,325
Accrued premiums/discounts	4,047	—	—	—	—	—	—	—	—	4,047
Realized gain/(loss)(1)	—	—	(54)	—	—	—	—	—	—	(54)
Change in unrealized appreciation
(depreciation)(2)	(4,047)	—	54	—	—	—	—	—	—	(3,993)
Net purchases (sales)	—	—	944,100	—	—	—	—	—	—	944,100
Net transfers in and/or out of Level 3	—	—	—	—	—	—	—	—	—	—
Balance as of November 30, 2009	$65,325	$0	$944,100	$0	$0	$0	$0	$0	$0	$1,009,425
Net unrealized appreciation (depreciation) for investments in securities still held at November 30, 2009(2)	$(336,280)	$(987,700)	—	—	—	—	$(11,500)	—	—	$(1,335,480)

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

Notes to Schedule of Investments (unaudited) (continued)

(d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Interest Rate Swaps. The Fund may enter into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and

Notes to Schedule of Investments (unaudited) (continued)

ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At November 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,115,754
Gross unrealized depreciation	(20,140,966)
Net unrealized depreciation	$(4,025,212)

Transactions in reverse repurchase agreements for the Fund for the period ended November 30, 2009 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance *	Interest Rate*	Outstanding
$22,883,537	0.98%	$26,326,407

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.50% to 1.50% for the period ended November 30, 2009. Interest expense incurred on reverse repurchase agreements totaled $56,389.

At November 30, 2009, the Fund had the following open reverse repurchase agreements:

Face
Amount	Security	Value

$485,730

Reverse Repurchase Agreement with Credit Suisse, dated 10/14/09 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $700,000 America Movil SAB de C.V., 5.625% due 11/15/17;

	Market value (including accrued interest) $754,421	$485,730

1,136,040

Reverse Repurchase Agreement with Credit Suisse, dated 10/21/09 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $1,200,000 Republic of Peru, 7.350% due 7/21/25;

	Market value (including accrued interest) $1,456,877	1,136,040

1,907,271

Reverse Repurchase Agreement with Credit Suisse, dated 10/30/09 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $2,190,000 Republic of Colombia, 7.375% due 9/18/37;

	Market value (including accrued interest) $2,546,041	1,907,271

831,823

Reverse Repurchase Agreement with Credit Suisse, dated 10/30/09 bearing 1.250% to be repurchased at an amount and date to be determined, collateralized by: $1,039,000 Republic of Panama, 6.700% due 1/26/36;

	Market value (including accrued interest) $1,167,113	831,823

749,513

Reverse Repurchase Agreement with Credit Suisse, dated 10/14/09 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $575,000 Republic of Turkey, 11.875% due 1/15/30;

	Market value (including accrued interest) $954,416	749,513

5,653,120

Reverse Repurchase Agreement with Credit Suisse, dated 10/30/09 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $7,026,000 Republic of Turkey, 6.875% due 3/17/36;

	Market value (including accrued interest) $7,284,162	5,653,120

Notes to Schedule of Investments (unaudited) (continued)

Face
Amount	Security	Value

$3,073,040

Reverse Repurchase Agreement with Credit Suisse, dated 10/30/09 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $4,280,000 Vale Overseas Ltd., 6.875% due 11/21/36;

	Market value (including accrued interest) $4,386,170	$3,073,040

3,550,500

Reverse Repurchase Agreement with Credit Suisse, dated 10/19/09 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $3,708,300 Russian Federation, 7.500% due 3/31/30;

	Market value (including accrued interest) $4,266,196	3,550,500

6,359,477

Reverse Repurchase Agreement with Credit Suisse, dated 10/30/09 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $6,892,555 Federative Republic of Brazil, 8.000% due 1/15/18;

	Market value (including accrued interest) $8,289,796	6,359,477

989,625

Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 11/23/09 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,050,000 Republic of Argentina, 8.280% due 12/31/33;

	Market value (including accrued interest) $763,706	989,625

	Total Reverse Repurchase Agreements
	(Cost — $24,736,139)	$24,736,139

At November 30, 2009, the Fund had the following open swap contracts:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT†	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:
Credit Suisse First Boston Inc.	$912,398	1/2/12	BRL-CDI	10.510%	—	$(9,112)

†  Notional amount denominated in U.S. dollars, unless otherwise noted.

‡  Percentage shown is an annual percentage rate.

* Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

As of November 30, 2009, the Brazil CETIP Interbank Deposit (CDI) rate was 8.620%

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”), requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at November 30, 2009.

Primary Underlying Risk Disclosure	Swap Contracts, at value	Total
Interest Rate Contracts	$(9,112)	$(9,112)
Other Contracts	—	—
Total	$(9,112)	$(9,112)

The Fund had average notional balances in interest rate swap contracts of $912,398.

Notes to Schedule of Investments (unaudited) (continued)

4. Loan

At November 30, 2009, the Fund had a $55,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated November 20, 2006, among the Fund, Panterra Funding LLC (the “Lender”) and Citibank N.A. (“Citibank”) as secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total credit line available, whether used or unused. For the period ended November 30, 2009, the Fund incurred a commitment fee in the amount of $175,031. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the period ended November 30, 2009, the Fund incurred interest expense on this loan in the amount of $132,507. At November 30, 2009, the Fund had $33,000,000 of borrowings outstanding under this credit agreement.

ITEM 2.                                                   CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                   EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Partners Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: January 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: January 25, 2010

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: January 25, 2010